UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant X .
Filed by a Party other than the Registrant .

Check the appropriate box:

.	Preliminary Proxy Statement
.	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
X .	Definitive Proxy Statement
.	Definitive Additional Materials
.	Soliciting Material Pursuant to §240.14a-12

SofTech, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X .	No fee required.
.	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

.	Fee paid previously with preliminary materials.
.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF

SofTech, Inc.

To be held December 19, 2012

TO THE SHAREHOLDERS OF

SofTech, Inc.:

Notice is hereby given that an Annual Meeting (the "Annual Meeting" or “Meeting”) of shareholders of SofTech, Inc. ("SofTech" or the "Company") will be held at our corporate offices located at 59 Lowes Way, Suite 401, Lowell, Massachusetts, 01851, on Wednesday, December 19, 2012 at 10:00 a.m. local time for the following purposes:

1.

To elect one (1) Class III Director to serve until the Annual Meeting of shareholders in 2015 and until his successor is elected and qualified;

2.

To ratify the appointment of McGladrey LLP as our independent public accountants for the fiscal year ending May 31, 2013; and

3.

To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on October 31, 2012 as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only holders of common stock of record at the close of business on October 31, 2012 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON DECEMBER 19, 2012:

The Proxy Statement, the SofTech Annual Report for the fiscal year ended May 31, 2012 and the Proxy Card are available at www.softech.com/annualmeeting.

SofTech, Inc.

59 Lowes Way, Suite 401

Lowell, MA 01851

(978) 513-2700

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 19, 2012

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is furnished to you as a holder of outstanding shares of SofTech, Inc. common stock, par value $.10 per share, in connection with the solicitation of proxies by the Board of Directors of SofTech, Inc., for use at the Annual Meeting of Shareholders to be held at our corporate offices located at 59 Lowes Way, Suite 401, Lowell, Massachusetts, USA, 01851, on Wednesday, December 19, 2012 at 10:00 a.m. local time. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting which you may use to indicate your vote as to the proposals described in this Proxy Statement. Our Annual Report on Form 10-K for the year ended May 31, 2012 also accompanies this Proxy Statement, but does not constitute part of these proxy soliciting materials. We anticipate that this Proxy Statement and the accompanying proxy will be mailed to our shareholders on or about November 8, 2012.

Voting of Shares by Proxy

Shareholders may vote in person or by proxy. Execution of a proxy will not in any way affect a shareholder’s right to attend the Annual Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before it is voted. Proxies may be revoked by (1) filing with our Secretary, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a date later than the date of such proxy, (2) duly executing a later dated proxy relating to the same shares and delivering it to our Secretary before the taking of the vote at the Annual Meeting, or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). If your shares are held in “street name,” that is, you hold your shares in an account with a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from your broker or other holder of record, to be able to vote at the Annual Meeting. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to SofTech, Inc., 59 Lowes Way, Suite 401, Lowell, MA 01851, attention: Corporate Secretary, at or before the taking of the vote at the Annual Meeting.

Record Date

The close of business on October 31, 2012 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of the record date, we had outstanding 995,135 shares of common stock, par value $.10 per share. A shareholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.

Quorum and Votes Required

The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business at the Annual Meeting. Votes withheld from a nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum. A “non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

Directors are elected by a plurality of the votes cast by shareholders entitled to vote at the Annual Meeting. On all other matters being submitted to stockholders, the affirmative vote of a majority of shares present, in person or represented by proxy, and voting on each such matter at the Annual Meeting is required for approval.

An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to shareholders is tabulated separately. Abstentions and broker “non-votes” are included in the number of shares present or represented for purposes of determining whether there is a quorum, but are not considered as shares voting or as votes cast with respect to any matter presented at the Annual Meeting. As a result, abstentions and broker “non-votes” will not have any effect on the proposals to elect directors and to ratify the appointment of McGladrey LLP as our independent public accountants for the fiscal year ending May 31, 2013.

The persons named as the proxies, Joseph P. Mullaney and Amy E. McGuire, were selected by the Board of Directors and are our executive officers. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted. Any shareholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee’s name in the space provided on the proxy. In addition to the election of Directors, the shareholders will consider and vote upon ratifying the appointment of McGladrey LLP as our independent public accountants for the fiscal year ending May 31, 2013.

All proxies will be voted in accordance with the shareholders’ instructions, and if no choice is specified, the enclosed proxy card (or any signed and dated copy thereof) will be voted in favor of the matters set forth in the accompanying notice of Annual Meeting of shareholders.

Business to be Transacted

At the Annual Meeting, the shareholders will consider and vote upon the following proposals:

•

Election of Directors: To elect one Class III Director. Directors are elected by a plurality of the votes of the shares of common stock present in person or represented by properly executed proxy, and entitled to vote at the Annual Meeting.

•

Ratification of the appointment of McGladrey LLP as our independent public accountants for the fiscal year ending May 31, 2013: To be approved, this proposal must receive the affirmative vote of a majority of the shares present in person or represented by properly executed proxy, and entitled to vote at the Annual Meeting.

Board of Directors’ Recommendation for Voting on the Proposals

The Board of Directors recommends a vote “FOR” the nominee for the Class III Director, and a vote “FOR” ratification of the appointment of McGladrey LLP as our independent public accountants for the fiscal year ending May 31, 2013.

By order of the Board of Directors

SofTech, Inc.

/s/ Joseph P. Mullaney

Joseph P. Mullaney

Chief Executive Officer

November 8, 2012

YOU MAY RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. SOFTECH HAS NOT AUTHORIZED ANYONE TO PROVIDE INFORMATION DIFFERENT FROM THAT CONTAINED IN THIS PROXY STATEMENT. THE DELIVERY OF THIS PROXY STATEMENT DOES NOT MEAN THAT INFORMATION CONTAINED IN THIS PROXY STATEMENT IS CORRECT AFTER THE DATE OF THIS PROXY STATEMENT. THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK IN ANY CIRCUMSTANCES UNDER WHICH THE OFFER OR SOLICITATION IS UNLAWFUL.

TABLE OF CONTENTS

SECTION	DESCRIPTION	PAGE

1	Questions and Answers	6

2	General Information	8

3	Available Information	9

4	PROPOSAL NO. 1: Election of Directors	9

5	Board of Directors	10

6	Management	13
	6.1 Directors and Executive Officers	13
	6.2 Section 16(a) Beneficial Ownership Reporting Compliance	14
	6.3 Executive and Director Compensation	15
	6.4 Security Ownership of Certain Beneficial Owners and Management	18
	6.5 Certain Relationships and Related Transactions	18

7	PROPOSAL NO. 2: Ratification of Independent Public Accountants	21

8	Other Matters	22
	8.1 Shareholder Proposals	23
	8.2 Expenses of Solicitation	23
	8.3 Incorporation by Reference	23

9	Financial Matters and Annual Report on Form 10-K	23

SECTION 1

QUESTIONS AND ANSWERS

Section 1 - Questions and Answers about the Annual Meeting

1.

Q:

What is the record date and what does it mean?

A:

The record date for the Annual Meeting is October 31, 2012. Shareholders of record as of the close of business on October 31, 2012 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

2.

Q:

How do I vote?

A:

You may vote either in person or by proxy. If you choose to vote by proxy, sign and date the proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR each nominee and in favor of ratification of the appointment of our independent public accountants. You have the right to revoke your proxy at any time before the Meeting by:

(1) filing with our Secretary before the taking of the vote at the Annual Meeting a written notice of revocation bearing a date later than the date of such proxy;

(2) duly executing a later dated proxy relating to the same shares and delivering it to our Secretary before the taking of the vote at the Annual Meeting; or

(3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

If your shares are held in “street name,” that is, you hold your shares in an account with a bank, broker or other holder of record you must obtain a proxy executed in your favor from your broker or other holder of record to be able to vote at the Annual Meeting. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to SofTech, Inc., 59 Lowes Way, Suite 401, Lowell, MA 01851, Attention: Corporate Secretary, at or before the taking of the vote at the Annual Meeting.

3.

Q:

What is the difference between a record shareholder and a shareholder who holds shares in “street name”?

A:

If your shares of stock are registered in your name on the books and records of our transfer agent, Registrar and Transfer Company, Cranford, NJ, you are a record shareholder. If you own shares beneficially through a broker, bank or other nominee who is the record holder, your shares are held in street name.

4.

Q:

How many shares can vote?

A:

As of the close of business on Record Date, there were 995,135 shares of Common Stock issued and outstanding. Every holder of Common Stock as of the close of business on the Record Date is entitled to one vote for each share held on the Record Date on all matters to be considered at the Annual Meeting.

5.

Q:

What is a “quorum”?

A:

The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, whether in person or by proxy, constitutes a “quorum” at the Annual Meeting.  There must be a quorum for the Annual Meeting to be held.

6.

Q:

What votes are required to pass the proposals?

A:

Directors are elected by a plurality of the votes cast by shareholders entitled to vote at the Annual Meeting. On all other matters being submitted to shareholders, the affirmative vote of a majority of shares present, in person or represented by proxy, and voting on each such matter at the Annual Meeting is required for approval.

7.

Q:

What may I vote on?

A:

You may vote on each of the following proposals:

1. ELECTION OF DIRECTORS

There is one nominee for election as a Class III Director this year (to serve until the annual meeting of shareholders in 2015).

Your Board unanimously recommends a vote FOR the nominee.

2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Ratification will require the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the meeting. If the shareholders do not ratify the selection of the Company's independent public accountants, the Board of Directors may reconsider its selection.

Your Board unanimously recommends that shareholders vote FOR ratifying the appointment of McGladrey LLP as the Company's independent public accountants.

8.

Q:

Is my vote confidential?

A:

Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed and returned directly to the Company's transfer agent, Registrar and Transfer, and handled in a manner that protects your voting privacy. Your vote will not be disclosed except to permit Registrar and Transfer to tabulate and certify the vote and except as required by law.

9.

Q:

What does it mean if I get more than one proxy card?

A:

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible).

You can accomplish this by contacting our transfer agent, Registrar and Transfer at (908) 497-2300.

10.

Q:

Who can attend the Annual Meeting?

A:

All shareholders that held shares of SofTech on October 31, 2012 can attend.

11.

Q:

How will voting on any other business be conducted?

A:

Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to Joseph P. Mullaney, President and CEO, and Amy E. McGuire, CFO, to vote on such matters at their discretion.

12.

Q:

Can a shareholder nominate someone to be a director of SofTech?

A:

Our bylaws do not provide a procedure for shareholders to nominate directors. The Board of Directors does not currently have a standing nominating committee. The Board of Directors currently has the responsibility of selecting individuals to be nominated for election to the Board of Directors. Qualifications considered by the Directors in nominating an individual may include, without limitation, independence, integrity, business experience and acumen, education, accounting and financial expertise, reputation, civic and community relationships and industry knowledge and relationships. In nominating an existing director for re-election to the Board of Directors, the Directors will consider and review an existing director’s Board and Committee attendance, performance and length of service.

13.

Q:

Who is soliciting proxies?

A.

The enclosed proxy is being solicited by the Board of Directors of SofTech on behalf of SofTech. The cost of the solicitation shall be borne by SofTech. It is anticipated that solicitations of proxies for the meeting will be made only by use of the mails; however, we may use the services of our directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of our shares held of record by such persons, and we will reimburse such persons for their reasonable out-of-pocket expenses incurred in the performance of that task.

14.

Q:

How much will this proxy solicitation cost?

A:

The total cost is estimated to be about $15,000, consisting primarily of legal, printing, postage, and service fees related to the use of the Notice & Access model. None of these funds will be used as compensation for solicitation.

SECTION 2

GENERAL INFORMATION

SofTech, Inc., a Massachusetts corporation formed in 1969, is a proven provider of engineering software solutions with its ProductCenter® PLM (product lifecycle management) technology and its computer-aided design product CADRA® offering. Our solutions accelerate product development, introduction and profitability by fostering innovation, extended enterprise collaboration, product quality improvements, and compressed time-to-market cycles. We deliver enterprise PLM solutions, with comprehensive out-of-the-box capabilities, to meet the needs of manufacturers of all sizes quickly and cost-effectively.  Our principal offices are located at 59 Lowes Way, Suite 401, Lowell, Massachusetts 01851, and our telephone number is (978) 513-2700.

SofTech, Inc. went public 1981.  The Common Stock was traded on the Nasdaq stock market until April 6, 2001 and is currently quoted on the OTC, QB market tier under the symbol “SOFT”. The transfer agent for our Common Stock is Registrar and Transfer Company, 10 Commerce Drive, Cranford, NJ 07016, and at http://www.rtco.com/contact_investors.asp.

SofTech, Inc. has a May 31 fiscal year.  On August 16, 2010, we filed a Form 15 with the Securities and Exchange Commission (the “Commission” or the “SEC”) in order to deregister our Common Stock under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). As a result, we were not required to file periodic reports and other reports with the Commission. In connection with the recapitalization transaction described below, we re-registered our Common Stock under Section 12 of the Exchange Act and are subject to the reporting requirements of Section 13 of the Exchange Act, including the proxy requirements.  In December 2011, in connection with the effectiveness of our registration statement (333-174818), we became subject again to the public reporting requirements under the Exchange Act.

Enclosed with this Proxy Statement are the audited financial statements for the fiscal years ended May 31, 2012 and 2011 (the “Audited Financial Statements”) that have been audited by our independent public accountants. The Financial Statements are available on the Company’s website at www.softech.com/annualmeeting.

RECAPITALIZATION TRANSACTION

In March 2011, a transaction was completed (the “Recapitalization Transaction”) in which the Company:

•

issued an aggregate of 384,588 shares of common stock for an aggregate purchase price of $421,765, in a private placement transaction to eight investors;

•

consummated a $2.9 million term loan and a $300,000 line of credit from One Conant Capital, LLC, a subsidiary of People’s United Bank; and

•

consummated an agreement with Greenleaf Capital, Inc. (“Greenleaf”), the Company’s sole debt provider and largest shareholder at the time, whereby they accepted $2,750,000 in cash and a $250,000 subordinated note in complete settlement of the $10.6 million of indebtedness then due under its loan agreements with the Company.

Upon consummation of the Recapitalization Transaction, the board of directors and chief executive officer were replaced.

SECTION 3

AVAILABLE INFORMATION

We file reports, proxy materials and other information with the Securities and Exchange Commission.. These reports, proxy materials and other information concerning SofTech can be inspected and copied at the Public Reference Section maintained by the Commission at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Copies can be obtained by mail from the Commission at prescribed rates from the Public Reference Section of the Commission at its principal office in Washington D.C. The Commission also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants (including SofTech) that file electronically with the Commission.

SECTION 4

PROPOSAL NO. 1

ELECTION OF DIRECTOR

Introduction

Robert B. Anthonyson, an existing Director, has been nominated to be elected as a Class III Director at the Annual Meeting. The nominee, if elected, will serve as a Director until the annual meeting of shareholders in 2015 and until his successor has been elected and qualified.

Nominee

Robert B. Anthonyson

Age: 66

Director since 2011

Mr. Anthonyson’s term as a Class III Director expires at the Annual Meeting to which this proxy statement relates. He has served as Vice President of Business Development since the consummation of the Recapitalization Transaction.  He is the founder of AVID Systems, co-founder of Dynamics Associates and currently serves as a Director of Firestar Software. From 2003 through March 2011 Mr. Anthonyson was the general partner of Layne & Barton, LLC, a consulting firm providing real estate brokerage and advisory services.

Votes Required to Elect Director; Board Recommendation

Directors are elected by a plurality of the votes of the shares entitled to vote in the election and present, in person or by proxy, at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ROBERT B. ANTHONYSON AS A CLASS III DIRECTOR.

SECTION 5

BOARD of DIRECTORS

Our Board of Directors

The size of the Board of Directors (“Board”) is currently set at four directors.  Under our Articles of Organization, as amended, our Board is divided into three classes with staggered three year terms.  The directors in each class serve a term of three years and until their successors are elected and qualified.

Class I Directors (term expiring at the Annual Meeting of Shareholders to be held in 2013):

Joseph P. Mullaney, age 55, has served as President, Chief Executive Officer and Director since the consummation of the Recapitalization Transaction.  From January 2008 through March 2011, Mr. Mullaney was a management consultant for several technology, renewable energy and telecom companies.  From January 2007 through December 2007, Mr. Mullaney served as Chief Executive Officer and Chief Financial Officer of Boston Communications Group, Inc., and repositioned that troubled entity for a successful sale at double its then current market value.  From June 2001 through December 2006, Mr. Mullaney served as President and Chief Executive Officer of the Company.  During this period, Mr. Mullaney developed and implemented the turnaround strategy that ended three consecutive years of negative cash flow totaling almost $10 million and resulted in eleven straight years of positive cash flow.  Mr. Mullaney has a BS from Stonehill College and an MBA from Northeastern University.  Mr. Mullaney’s extensive entrepreneurial and executive experience, his in-depth knowledge of our Company in his executive capacity and his proven ability to raise funds and provide access to capital makes him uniquely qualified to serve as President, CEO and as a member of our Board.

Hank Nelson, age 54, is the Chairman of the Audit Committee and has served on the Compensation Committee since March 2011.  In 2008, Mr. Nelson founded Monadnock Advisors, LLC, a business advisory and investment banking firm focused on the lower to mid-sized companies in technology, health care and business services markets, and currently serves as its principal. From 2004 to 2008, Mr. Nelson was the CEO of Clearstory Systems and also served as a Board member. From 2001 through 2006, he was the CEO and a member of the Board of Directors of INSCI Corporation. He serves as a member of the Board of Advisors for three technology companies.  Mr. Nelson has a BS from Northeastern University.  Mr. Nelson’s significant leadership, management and operating experience, and significant financial, accounting and corporate governance expertise enable him to make critical contributions as a member of our Board.

Class II Director (term expiring at the Annual Meeting of Shareholders to be held in 2014)

J. Phillip Cooper, age 68, is the Chairman of the Compensation Committee and has served on the Audit Committee since the consummation of the Recapitalization Transaction.  Mr. Cooper is the former Vice Chairman, EVP, and CFO of Charles River Associates (NASDAQ: CRAI), from which he retired in June, 2006.  Mr. Cooper has held numerous CEO positions at several technology companies, including Newstar Technologies in Toronto, Ontario; Clinical Information Advantages, Inc. in Waltham, MA; and Applied Expert Systems in Cambridge, MA.  Currently, Mr. Cooper is a member of Boston Harbor Angels, a member of the Board of Advisors of The Capital Network and serves as a Director or Advisor for three technology companies.  Mr. Cooper has a B.Com from the University of Toronto and a Ph.D. from MIT.  Mr. Cooper’s significant public company experience, leadership and management experience in the technology industry, and expertise in the fields of marketing, business development, deal structuring and negotiation, acquisition and strategic partnering, and financial engineering enable him to make critical contributions as a member of our Board.

Class III Director (term expiring at this Annual Meeting of Shareholders):

Robert B. Anthonyson, age 66, has served as Vice President of Business Development and Director since the consummation of the Recapitalization Transaction completed in March 2011.  From 2003 through March 2011 Mr. Anthonyson was the general partner of Layne & Barton, LLC, a consulting firm providing real estate brokerage and advisory services. Previously, Mr. Anthonyson was a founder of AVID Systems, a developer of RFID-based technology that allows automated payment when entering or exiting parking garages (sold to Amtech Corp.), co-founder of Dynamics Associates (sold to Interactive Data Corp. then owned by Chase), a patent holder, and technologist. Mr. Anthonyson also served as the project manager of the award-winning $80M park and underground garage project that transformed Boston’s downtown financial district.  Mr. Anthonyson currently serves as a Director of FireStar Software. Mr. Anthonyson has a BS and MS from MIT and an MBA from Stanford University. Mr. Anthonyson’s extensive knowledge of, and experience in, the software and technology industry, experience as a founder of several technologies and companies and leadership background make him uniquely qualified to serve as VP of Business Development and as a member of our Board.

As described above, the Board currently consists of two non-employee directors and two employee directors. The Class III Director has been nominated for election to the Board at this Meeting, to serve until the annual meeting of shareholders to be held in 2015 and until his respective successor is elected and qualified. During fiscal 2012, there were seven meetings of the Board of Directors of the Corporation. Attendance at Board meetings and Board committees was in person. All of the directors attended 100% of the meetings of the Board and Board committees on which he served. The Board usually meets in scheduled meetings in person.

The Corporation has not adopted a formal policy on directors' attendance at its annual meetings of shareholders, although all board members are invited and encouraged to attend and, historically, most have done so. All four board members attended the Annual Meeting of Shareholders held in 2011.

Structure and Operation of the Board

The following is a brief description of the functions of the Board:

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors as a whole is responsible for our risk oversight. Our executive officers address and discuss with our Board of Directors our risks and the manner in which we manage or mitigate such risks. While our Board of Directors has the ultimate responsibility for our risk oversight, our Board of Directors works in conjunction with its committees on certain aspects of its risk oversight responsibilities. In particular, our Audit Committee focuses on financial reporting risks and related controls and procedures and our Compensation Committee strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with our strategies and objectives.

Since March 2011, Joseph Mullaney has served as our President and Chief Executive Officer. We do not currently have a lead independent director. At this time, our Board believes that Mr. Mullaney’s combined role as President, Chief Executive Officer and Director enables us to benefit from Mr. Mullaney’s significant institutional and industry knowledge and experience, while at the same time promoting unified leadership and direction for our Board and executive management without duplication of effort and cost. Given our history, position, Board composition and the relatively small size of our company and management team, at this time, our Board believes that we and our shareholders are best served by our current leadership structure.

Nomination of Directors

Our bylaws do not provide a procedure for shareholders to nominate directors.  The Board of Directors does not currently have a standing nominating committee.  Instead, the Board of Directors currently has the responsibility of selecting individuals to be nominated for election to the Board of Directors.  The Board of Directors does not have a formal policy regarding diversity, the Directors seek a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, to the Company and to its shareholders.  Qualifications considered by the Directors in nominating an individual may include, without limitation, independence, integrity, business experience, education, accounting and financial expertise, reputation, civic and community relationships and industry knowledge.  In nominating an existing director for re-election to the Board of Directors, the Directors will consider and review an existing director’s Board and Committee attendance, performance and length of service.   For information concerning the procedures to be followed by security holders in recommending candidates, see “Section 10 Other Matters – Shareholder Proposals; Deadline for Submission and Recommendations for Director.”

Audit Committee Related Function

The Board has formed an Audit Committee composed of the two non-employee Directors: Messrs. Cooper and Nelson, each of whom are “independent” as that term is defined in rules promulgated by the SEC and in accordance with the standards of the Nasdaq stock market.   Mr. Nelson is the Chairman of the Audit Committee.  At this time, the Audit Committee does not have a charter.  The Audit Committee is appointed by and reports to our Board of Directors. Its responsibilities include, but are not limited to, the appointment, compensation and dismissal of our independent public accountants, review of the scope and results of our independent public accountants audit activities, evaluation of the independence of our independent public accountants and review of our accounting controls and policies, financial reporting practices and internal audit control procedures and related reports.

Report of Audit Committee on Audit Related Matters

In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from the Company’s independent public accountants, McGladrey LLP, a formal written statement describing any relationships between the independent public accountants and the Company that might bear on their independence, consistent with the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”. In addition, the Audit Committee discussed with the independent public accountants any relationships that might impact the auditors’ objectivity and independence. The Audit Committee is satisfied as to their independence.

The Audit Committee of the Company reported the following:

1.

The Audit Committee has reviewed and discussed the audited financial statements as of and for the fiscal year ended May 31, 2012, with management and the independent public accountants. Management has the responsibility for preparation of the Company’s financial statements and the independent public accountants have the responsibility for auditing those statements;

2.

The Audit Committee has discussed with the independent public accountants the matters required to be discussed by Accounting Standards 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

3.

The Audit Committee has received the written disclosures and the letter from the independent public accountants required by applicable requirements of the PCAOB regarding the independent public accountants’ communications with the Audit Committee concerning independence and has discussed with the independent public accountants the independent public accountants’ independence; and

4.

Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2012.

Members of the Audit Committee:

J. Phillip Cooper

Hank Nelson

Compensation Committee Related Function

The current Board has formed a Compensation Committee composed of the two non-employee Directors: Messrs. Cooper and Nelson, each of whom are “independent” as that term is defined in rules promulgated by the SEC and in accordance with the standards of the Nasdaq stock market. At this time, the Compensation Committee does not have a charter.  Mr. Cooper is the Chairman of the Compensation Committee. The Compensation Committee is appointed by and reports to our Board of Directors. The Compensation Committee has the responsibility of reviewing and establishing compensation for executive officers and making policy decisions concerning salaries and incentive compensation for executive officers of SofTech.

Executive Compensation Programs. The Company's compensation programs are aimed at enabling it to attract and retain the best possible executive talent and rewarding those executives commensurate with their ability and performance. The Company's compensation programs consist primarily of base salary, bonus plan, and stock option plan.

Base Salary. Base salaries for executive officers are determined in the same manner as that of other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual's position in relation to similar positions in other software development companies of similar size. Individual salaries were determined this year by considering respective levels of responsibility, position and industry comparables.

Bonus Plan. The President, Vice President of Business Development and Chief Financial Officer participate in incentive plans which compensate these individuals in the form of cash bonuses. Awards under these plans are based on the attainment of specific Company and individual performance measures established by the Board at the beginning of the fiscal year.

Incentive Compensation Plan. The 2011 Equity Incentive Plan (the “2011 Plan”) was approved by our shareholders at the Annual Meeting held on May 24, 2011. The 2011 Plan replaced our 1994 Stock Option Plan (the “1994 Plan”), which was restricted from issuing any new options after 2004. During fiscal year 2011 all options previously issued under the 1994 Plan were either exercised or expired. Under the 2011 Plan, 150,000 shares of our common stock are reserved for issuance. Additionally, any shares subject to any award under the 2011 Plan that expires or is terminated unexercised or is forfeited will be available for awards under the 2011 Plan.

Director Compensation.  The Board of Directors administers the 2011 Equity Incentive Plan. No option may be exercised after the expiration of ten years from its date of grant.  Each non-employee Director will receive an annual fee of $12,000 paid on a quarterly basis in arrears. In addition, in order to align their interests with those of the shareholders, each non-employee Director will be granted an option to purchase 5,000 shares of common stock upon his or her initial appointment to the Board of Directors, and will be granted annually (beginning in 2012) an option to purchase 1,000 shares of common stock so long as such Director holds such position. All such options shall have an exercise price equal to the fair market value of our common stock on the date of grant.  These options will vest monthly on a pro rata basis over three years from the date of grant. In the event a Director resigns, stock options already vested may be exercised within 90 days and all unvested stock options will be forfeited.  Directors Cooper and Nelson were each granted an option to purchase 5,000 shares on June 7, 2011.

Communication with Shareholders

We have established a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors of SofTech should send an email to investors@softech.com or write or telephone Joseph P. Mullaney at the Company’s corporate offices:

Joseph P. Mullaney

SofTech, Inc.

59 Lowes Way, Suite 401

Lowell, Massachusetts 01851

Telephone: (978) 513-2700

Facsimile: (978) 851-4806

All such communication must state the number of Company securities held by the shareholder and must clearly state that the communication is intended to be shared with the Board of Directors. Mr. Mullaney will forward all such communications to the members of the Board.

Code of Ethics

SofTech has adopted a code of ethics that applies to the Principal Executive Officer, Principal Financial Officer, or those performing similar functions. A copy of the code of ethics is available on the Company’s website at www.softech.com.

SECTION 6

MANAGEMENT

6.1 Directors and Executive Officers

The following table sets forth certain information regarding our directors and executive officers as of the date of as of October 30, 2012:

Name	Age	Position
Joseph P. Mullaney	55	President, Chief Executive Officer and Director
Robert B. Anthonyson	66	Vice President of Business Development and Director
J. Phillip Cooper	68	Director
Hank Nelson	54	Director
Amy E. McGuire	37	Chief Financial Officer, Treasurer and Clerk

Joseph P. Mullaney has served as President, Chief Executive Officer and Director since the consummation of the Recapitalization Transaction.  From January 2008 through March 2011, Mr. Mullaney was a management consultant for several technology, renewable energy and telecom companies.  From January 2007 through December 2007, Mr. Mullaney served as Chief Executive Officer and Chief Financial Officer of Boston Communications Group, Inc., and repositioned that troubled entity for a successful sale at double its then current market value.  From June 2001 through December 2006, Mr. Mullaney served as President and Chief Executive Officer of the Company.  During this period, Mr. Mullaney developed and implemented the turnaround strategy that ended three consecutive years of negative cash flow totaling almost $10 million and resulted in eleven consecutive years of positive cash flow.  Mr. Mullaney has a BS from Stonehill College and an MBA from Northeastern University.  Mr. Mullaney’s extensive entrepreneurial and executive experience, his in-depth knowledge of our Company in his executive capacity and his proven ability to raise funds and provide access to capital make him uniquely qualified to serve as President, CEO and as a member of our Board.  Mr. Mullaney’s term as a director expires at the annual meeting of shareholders to be held in 2013.

Robert B. Anthonyson has served as Vice President of Business Development and Director since the consummation of the Recapitalization Transaction. From 2003 through March 2011 Mr. Anthonyson was the general partner of Layne & Barton, LLC, a consulting firm providing real estate brokerage and advisory services. Previously, Mr. Anthonyson was a founder of AVID Systems, a developer of RFID-based technology that allows automated payment when entering or exiting parking garages (sold to Amtech Corp.), co-founder of Dynamics Associates (sold to Interactive Data Corp. then owned by Chase), a patent holder, and technologist. Mr. Anthonyson also served as the project manager of the award-winning $80M park and underground garage project that transformed Boston’s downtown financial district.  Mr. Anthonyson currently serves as a Director of FireStar Software. Mr. Anthonyson has a BS and MS from MIT and an MBA from Stanford University.  Mr. Anthonyson’s extensive knowledge of, and experience in, the software and technology industry, experience as a founder of several technologies and companies and leadership background make him uniquely qualified to serve as VP of Business Development and as a member of our Board.  Mr. Anthonyson’s term as a director expires at this Annual Meeting.

J. Phillip Cooper is the Chairman of the Compensation Committee and serves on the Audit Committee.  Mr. Cooper is the former Vice Chairman, EVP, and CFO of Charles River Associates (NASDAQ: CRAI), from which he retired in June 2006.  Mr. Cooper has held numerous CEO positions at several technology companies, including Newstar Technologies in Toronto, Ontario; Clinical Information Advantages, Inc., in Waltham, MA; and Applied Expert Systems in Cambridge, MA.  Currently, Mr. Cooper is a member of Boston Harbor Angels, a member of the Board of Advisors of The Capital Network and serves as a Director or Advisor for three technology companies.  Mr. Cooper has a B.Com from the University of Toronto and a Ph.D. from MIT.  Mr. Cooper’s significant public company experience, leadership and management experience in the technology industry, and expertise in the fields of marketing, business development, deal structuring and negotiation, acquisition and strategic partnering, and financial engineering enable him to make critical contributions as a member of our Board.  Mr. Cooper’s term as a director expires at the annual meeting of shareholders to be held in 2014.

Hank Nelson is the Chairman of the Audit Committee and serves on the Compensation Committee.  In 2008, Mr. Nelson founded Monadnock Advisors, LLC, a business advisory and investment banking firm focused on the lower to mid-sized companies in technology, health care and business services markets, and currently serves as its principal. From 2004 to 2008, Mr. Nelson was the CEO of Clearstory Systems and also served as a Board member. From 2001 through 2006, he was the CEO and a member of the Board of Directors of INSCI Corporation. He serves as a member of the Board of Advisors for three technology companies.  Mr. Nelson has a BS from Northeastern University.  Mr. Nelson’s significant leadership, management and operating experience, and significant financial, accounting and corporate governance expertise enable him to make critical contributions as a member of our Board.  Mr. Nelson’s term as a director expires at the annual meeting of shareholders to be held in 2013.

Amy E. McGuire was appointed our Chief Financial Officer in January of 2007.  Ms. McGuire joined us as an Accounting Manager in 2002 when we acquired Workgroup Technology Corporation (“WTC”).  Ms. McGuire became our Corporate Controller in August 2004.  Ms. McGuire was employed by WTC for 5 years prior to the acquisition. Ms. McGuire has a BS from Nichols College.

6.2 Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)") requires our Directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities (collectively, "Section 16 reporting persons"), to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Section 16 reporting persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of any such reports furnished to us and on written representations that there were no changes in beneficial ownership, during fiscal year ended May 31, 2012, none of the Section 16 reporting persons failed to file on a timely basis reports required by Section 16(a) of the Exchange Act with respect to its most recent fiscal year.

6.3

Executive and Director Compensation

The following table summarizes the compensation paid to our current and former President and Chief Executive Officer and to each of the two most highly compensated executive officers (collectively, the “Named Executive Officers”) during or with respect to each of the two fiscal years ended May 31, 2012 and 2011.

Summary Compensation Table

Name and principal position	Year	Salary	Bonus	Non-Equity Incentive Plan (1)	All other compensation (2)	Total
Joseph P. Mullaney (3)	2012	$ 225,000	-	-	-	$ 225,000
President & CEO	2011	43,974		-	-	43,974
Robert B. Anthonyson (3)	2012	175,000	-	-	$ 3,479	178,479
VP of Business Development	2011	32,981	-	-	500	33,481
Amy E. McGuire	2012	98,538	-	-	1,971	100,509
Chief Financial Officer	2011	94,500	-	-	192,490	286,990
Jean Croteau (4)	2012	-	-	-	-	-
Former President & CEO	2011	174,563		$ 22,470	373,196	570,229

__________________________

(1)

Represents sales commissions paid to Mr. Croteau.

(2)

Reflects our contributions to each of the Named Executive Officer’s accounts under our 401(k) plan.  Also includes (i) $18,924 paid by the Company to Mr. Croteau for accrued and unused vacation upon termination, (ii) $350,000 paid by Greenleaf to Mr. Croteau upon completion of the Recapitalization Transaction, and (iii) $190,000 paid by Greenleaf to Ms. McGuire upon completion of the Recapitalization Transaction. This column does not include a $20,000 payment made by the Company to Mr. Mullaney for services rendered as a consultant in connection with the Recapitalization Transaction, as described below under “Narrative Compensation Disclosure.”

(3)

Messrs. Mullaney and Anthonyson were hired as officers and employees upon completion of the Recapitalization Transaction on March 11, 2011 at annual base salaries of $200,000 and $150,000 respectively.

(4)

Mr. Croteau resigned from his position as President and CEO upon completion of the Recapitalization Transaction in March 2011 and continued performing specified transition services for the Company until his employment was terminated on April 15, 2011.

Narrative Compensation Disclosure

Messrs. Mullaney and Anthonyson were hired upon completion of the Recapitalization Transaction with an initial annual salary of $200,000 and $150,000, respectively. Subsequently, the Compensation Committee has recommended, and the Board of Directors has approved, the following arrangements:

Mr. Mullaney – effective June 1, 2011, an annual salary of $225,000 with a bonus opportunity of up to 50% of the annual salary. Performance goals for payment of bonuses are to be established by mutual agreement between Compensation Committee and Mr. Mullaney. In addition, Mr. Mullaney is entitled to one year’s compensation in the event his employment is terminated without cause.

Mr. Anthonyson – effective June 1, 2011, an annual salary of $175,000 with a bonus opportunity of up to 50% of the annual salary. Performance goals for payment of bonuses are to be based half on attainment of corporate goals and half on personal goals. In addition, Mr. Anthonyson is entitled to six months compensation in the event his employment is terminated without cause.

Between February 14 and March 11, 2011, Mr. Mullaney was paid $20,000 by the Company as a consultant to assist in completing the Recapitalization Transaction and to plan for the transition to a new management team and board.

Ms. McGuire – effective October 16, 2011, an annual salary of $100,000 with a bonus opportunity of up to 35% of annual salary, half based on corporate goals and the other half based on personal goals.  In addition, Ms. McGuire is entitled to four months annual salary in the event her employment is terminated without cause.

Transaction Bonus

Upon completion of the Recapitalization Transaction, Mr. Croteau and Ms. McGuire each received a one-time transaction bonus of $350,000 and $190,000, respectively, directly from Greenleaf. Greenleaf agreed to these transaction bonuses in July 2010 when the Company defaulted on its debt facilities and sought various alternative solutions to remedy the default. The transaction bonuses served to secure the services of the management team during that period of uncertainty. Greenleaf also agreed to reimburse each of Mr. Croteau and Ms. McGuire for their medical and dental premiums for eighteen months should their employment or consulting relationship with the Company be terminated subsequent to the Recapitalization Transaction and would cease upon acceptance of new employment. Mr. Croteau’s employment with the Company was terminated effective April 15, 2011.

Retirement Plan

We have a 401K retirement plan, for which all our employees are eligible, including the Named Executive Officers. We match employee contributions, which are vested immediately, up to 2% of the employee’s compensation.

Option Grants In The Last Fiscal Year

No Stock Appreciation Rights (“SARs”) or options to purchase our stock were granted to the Named Executive Officers during fiscal years 2012 or 2011.

Director Compensation

Non-employee Director will receive annual fees of $12,000 paid on a quarterly basis in arrears. In addition, each non-employee Director will be granted an option to purchase 5,000 shares of Common Stock with respect to his or her initial appointment to the Board of Directors, and will be granted annually (beginning in 2012) an option to purchase 1,000 shares of common stock at the Company’s Annual Meeting of Shareholders so long as such Director holds such position. All such options shall have an exercise price equal to the fair market value of the common stock on the date of grant and shall vest monthly on a pro rata basis over three years from the date of grant so long as the Director continues to be a member of the Board of Directors.

Outstanding Equity Awards At Fiscal Year-End

The following table sets forth certain information concerning the compensation of our non-employee directors during the fiscal year ended May 31, 2012.

Name	Fees earned or paid in cash (1)	Option awards(2)	Total
J. Phillip Cooper	$12,000	$12,000	$24,000
Hank Nelson	12,000	12,000	24,000

 (1)

Directors who are compensated as full-time employees receive no additional compensation for service on our Board of Directors.  Effective March 11, 2011, each independent director who is not a full-time employee is paid an annual fee of $12,000 on a quarterly basis in arrears.

(2)

Directors Cooper and Nelson were each granted an option to purchase 5,000 shares on June 7, 2011. These options have a fair market value of $2.40 per share and vest monthly on a pro rata basis over three years from the date of grant.

The Board of Directors administers the 2011 Equity Incentive Plan. No option may be exercised after the expiration of ten years from its date of grant.  Each non-employee Director will receive an annual fee of $12,000 paid on a quarterly basis in arrears. In addition, in order to align their interests with those of the shareholders, each non-employee Director will be granted an option to purchase 5,000 shares of common stock at an exercise price equal to the fair market value of our common stock on the date of grant. These options will vest monthly on a pro rata basis over each non-employee Director’s initial three year term as a Director. In the event a Director resigns, stock options already vested may be exercised within 90 days and all unvested stock options will be forfeited. Directors Cooper and Nelson were each granted an option to purchase 5,000 shares on June 7, 2011.

SofTech, Inc. Equity Incentive Plans

2011 Equity Incentive Plan

The 2011 Equity Incentive Plan (the “2011 Plan”) was approved by our shareholders at the Annual Meeting held on May 24, 2011. The 2011 Plan replaced our 1994 Stock Option Plan (the “1994 Plan”), which was restricted from issuing any new options after 2004. During fiscal year 2011 all options previously issued under the 1994 Plan were either exercised or expired. Under the 2011 Plan, 150,000 shares of our common stock are reserved for issuance.  Additionally, any shares subject to any award under the 2011 Plan that expires or is terminated unexercised or is forfeited will be available for awards under the 2011 Plan.

All employees, officers, directors, consultants and advisors of the Company or any of its affiliates capable of contributing to the successful performance of the Company are eligible to be participants in the 2011 Plan. Based on the number of our current employees, directors and consultants, there are approximately 60 individuals who currently would be eligible to participate in the 2011 Plan, although we currently do not expect to make broad-based grants to all employees of the Company and its subsidiaries.  We may grant stock options, restricted stock, restricted stock units, stock equivalents and awards of shares of common stock that are not subject to restrictions or forfeiture under the 2011 Plan. We may not in any fiscal year grant to any participant stock options, SARs or other awards with respect to which performance goals apply covering more than 50,000 shares.

The 2011 Plan is administered by the Compensation Committee of the Board of Directors composed of two or more members who are independent from Company management (the “Committee”). The Committee has the authority to adopt administrative rules and practices governing the operation of the 2011 Plan and to interpret its provisions. The Committee may, subject to applicable law, delegate to one or more of our executive officers the power to make awards to participants who are not executive officers or Directors, subject to a maximum number of shares fixed by the Committee. The Board may at any time also take any such action.

Except as may be limited by the 2011 Plan or applicable law, the Committee selects participants to receive awards and determines the terms and conditions of each award, including the number of shares of common stock subject to awards, the price, if any, a participant pays to receive or exercise an award, the time or times when awards vest or may be exercised, settled or forfeited, any performance goals, restrictions or other conditions to vesting, exercise, or settlement of awards, and the effect on awards of the disability, death, or termination of service of participants. Awards may be made to participants who are foreign nationals or employed outside the United States on terms the Committee deems appropriate.

Upon an equity restructuring or other corporate transaction that affects the common stock such that an adjustment is required in order to preserve the benefits intended to be provided by the 2011 Plan, the Committee shall equitably adjust any or all of the number and kind of shares in respect of which awards may be made under the 2011 Plan, the number and kind of shares subject to outstanding awards, the exercise price with respect to any of the foregoing, and the limit on individual grants. The Committee may act to preserve the participants’ rights in the event of a change in control of the Company as the Committee may consider equitable to participants and in the best interests of the Company, including without limitation: accelerating any time period relating to the vesting, exercise, or settlement of awards, providing for payment to participants of cash or other property with a fair market value equal to the amount that would have been received upon the vesting, exercise, or settlement of awards in connection with the change in control, adjusting the terms of awards in a manner determined by the Committee to reflect the change in control, causing awards to be assumed, or new rights substituted therefor, by another entity, or terminating awards.

We may not, without shareholder approval, amend any outstanding option or SAR to reduce the exercise price or replace it with a new award exercisable for common stock at a lower exercise price.  Subject to the prohibition on repricing, the Committee may not amend, modify or terminate any outstanding award for which the respective participant’s consent would be required unless the terms of the award permit such action, the Committee determines that such action is required by law, or the Committee determines that the action would not materially and adversely affect the participant. The Board of Directors may amend, suspend or terminate the 2011 Plan, subject to any shareholder approval it deems necessary or appropriate.

We have granted options to purchase 10,000 shares of our common stock under the 2011 Plan. These options were granted to our two non-employee directors as part of our director compensation policy. For more information, see “EXECUTIVE AND DIRECTOR COMPENSATION – Director Compensation” above.

6.4 Security Ownership Of Certain Beneficial Owners And Management

The following table provides information concerning beneficial ownership of our common stock as of October 30, 2012, for (i) each person named in the “Summary Compensation Table” as a Named Executive Officer, (ii) each director individually, (iii) all directors and executive officers as a group, and (iv) each person known by us to beneficially own more than 5% of our outstanding common stock.  The address for our executive officers, directors and Chandra Singh is in care of SofTech, Inc., 59 Lowes Way, Suite 401, Lowell, MA 01851.

Name of Beneficial Owner (1) (2)	Amount and Nature of Beneficial Ownership	Percent of Class
Joseph P. Mullaney	83,635(3)	8.4%
Robert B. Anthonyson	129,838	13.0
J. Phillip Cooper	27,500(6)	2.8
Hank Nelson	2,500(6)	*
Amy E. McGuire	-	-
William D. Johnston	271,411(4)	27.3
Chandra Singh	127,036(5)	12.8
Joseph P. Daly	57,279(7)	5.8
All Directors and executive officers as a group (5 persons)	243,473	24.3

* Less than one percent (1%).

(1)

Based upon information furnished by the persons listed. Except as otherwise noted, all persons have sole voting and investment power over the shares listed. A person is deemed, as of any date, to have “beneficial ownership” of any security that such person has the right to acquire within 60 days after such date.

(2)

There were 995,135 shares outstanding on October 30, 2012.

(3)

Mr. Mullaney pledged 80,000 shares to One Conant Capital, LLC to partially secure the $3.2 million in new debt facilities obtained in the Recapitalization Transaction.

(4)

Includes 264,411 shares owned by Greenleaf Capital, Inc., 2,500 shares owned by The Ronda E. Stryker and William D. Johnston Foundation and 4,500 shares owned by a trust established by Mr. Johnston’s wife. Mr. Johnston is the sole shareholder of Greenleaf and the beneficial owner of all 271,411 shares. In connection with the Recapitalization Transaction, for the three year period ended March 11, 2014 Greenleaf agreed to vote all shares beneficially owned by it in accordance with the recommendations of the Board of Directors, and Greenleaf provided a related proxy. Mr. Johnston’s business address is c/o Greenleaf Capital, Inc., 100 West Michigan Avenue, Suite 300, Kalamazoo, MI 49007.

(5)

Includes 3,225 shares owned by spouse, as to which beneficial ownership is disclaimed.

(6)

Includes 2,500 shares issuable upon exercise of stock options held by each of Messrs. Cooper and Nelson related to their service as Board members.

(7)

As reported on Schedule 13D filed with the SEC on November 4, 2011.  Includes 7,860 shares owned by EssigPR, Inc., a corporation located in Rincon, Puerto Rico owned by Mr. Daly.  Mr. Daly’s business address is 497 Circle Freeway, Cincinnati, Ohio  45246.

6.5 Certain Relationships And Related Transactions

Transactions with Greenleaf

Between 1998 and 2011 the Company entered into various financing arrangements with Greenleaf. William D. Johnston, who served as the Company’s Chairman of the Board of Directors from 1996 until his resignation in August 2010, is the President and sole principal of Greenleaf Companies, which owns Greenleaf.  In addition to Mr. Johnston, the SofTech Board of Directors was composed primarily of individuals affiliated with Greenleaf over the ten years prior to the Recapitalization Transaction.  Michael D. Elliston, who served as a Director of the Company from 2007 until his resignation in August 2010, is Greenleaf’s Chief Financial Officer.  Ronald A. Elenbaas, who served as a Director of the Company from 1996 until his resignation in March 2011, is Greenleaf Hospitality Group’s President and CEO. Mr. Elenbaas is a partner with Mr. Johnston in multiple businesses and investments other than SofTech and Greenleaf.   Frederick A. Lake, who served as a Director of the Company from 2000 until his resignation in March 2011, is a partner at the Michigan law firm of Lake, Waldorf & Schau, PLC, which performs professional services for Greenleaf Companies.

Messrs. Johnston and Elliston resigned from the Board of Directors in August 2010 following the Company’s default on the Greenleaf debt. Messrs. Elenbaas and Lake served through the March 2011 Recapitalization Transaction and resigned immediately thereafter.

Prior to the Recapitalization Transaction, Timothy L. Tyler served as a Director of the Company from 1996 until his resignation in March 2011.

Prior to the consummation of the Recapitalization Transaction in March 2011, Greenleaf owned approximately 44.5% of our outstanding common stock and was our sole debt provider. We had a term loan and a revolving line of credit with Greenleaf, both of which were extinguished in the Recapitalization Transaction. The following table summarizes the principal and interest payments made by the Company to Greenleaf by fiscal year from fiscal 2009 through the consummation of the Recapitalization Transaction on March 11, 2011, when the indebtedness was extinguished:

Fiscal Year	Largest Aggregate Amount of Principal Outstanding	Principal Payments, net	Interest Payments	Total Payments
2009	$12,605,000	$1,715,000	$760,000	$2,475,000
2010	10,867,000	1,215,000	589,000	1,804,000
2011	10,158,000	2,750,000	14,000	2,764,000

During fiscal years 2009 through the extinguishment of the Greenleaf debt facilities in March 2011, the Company and Greenleaf entered into the following amendments to the debt facilities:

•

In March 2009 the debt facilities were amended and restated to grant Greenleaf a security interest in all of the Company’s assets; and

•

In October 2009 the line of credit was amended to increase the maximum available from $3 million to $3.5 million.

In June 2010, we failed to make the scheduled loan payments in accordance with the Greenleaf loan agreements, which triggered a default on our borrowings. Greenleaf did not immediately enforce any of its remedies under the Greenleaf loan agreements and the parties began to negotiate a forbearance agreement which would allow the Company to continue to operate.

In July 2010, Greenleaf agreed to pay transaction bonuses to Mr. Croteau and Ms. McGuire upon completion of a successful transaction, which are described under “EXECUTIVE AND DIRECTOR COMPENSATION – Transaction Bonus”.

In August 2010, we entered into a Forbearance Agreement among the Company, our wholly owned subsidiaries, Workgroup Technology Corporation and Information Decisions Incorporated, and Greenleaf (the “Forbearance Agreement”).  In the Forbearance Agreement, Greenleaf agreed not to enforce its rights under the Greenleaf loan agreements during the term of the Forbearance Agreement, which expired on October 1, 2010.  Following the expiration of the Forbearance Agreement, no final actions were taken by Greenleaf to collect on the monies due them by foreclosing on the collateral.

In March 2011, in connection with the Recapitalization Transaction, we entered into a debt forgiveness agreement with Greenleaf whereby Greenleaf agreed to accept $2.75 million in cash and a $250,000 subordinated note in complete settlement of the $10.6 million indebtedness under the Greenleaf debt facilities. With respect to the $250,000 subordinated note, the largest aggregate amount of principal outstanding during fiscal 2011 was approximately $10.2 million and the amount outstanding as of June 8, 2011 was $250,000.  We did not make principal payments during fiscal 2011 other than the $2.75 million settlement, the amount of interest paid during fiscal 2011 was $14,303, and $448,188 of interest payable on the indebtedness which had accrued at a rate of 5.5% was forgiven as part of the debt forgiveness agreement with Greenleaf. The debt forgiveness agreement also included a general release from the Company to Greenleaf with respect to any and all liabilities related to the Greenleaf debt facilities. For more information regarding the Greenleaf subordinated note, see “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS – Liquidity and Capital Resources – Greenleaf Subordinated Note” beginning on page 29 of our Annual Report on Form 10-K for the year ended May 31, 2012.

In March 2011, we also entered into a shareholder’s agreement with Greenleaf, pursuant to which Greenleaf agreed to vote all of its or its affiliates’ shares (including any shares subsequently acquired by Greenleaf) in accordance with the recommendations of our board of directors for a three year period ending on March 8, 2014. Additionally, in the event Greenleaf wishes to sell more than 75,000 shares of the Company’s common stock, the Company has the right to buy such shares on the same terms as under the proposed transaction.  We also retained the right to repurchase up to 202,721 shares held by Greenleaf at the purchase price of $24.66 per share, which right survives the expiration of the shareholder’s agreement indefinitely.

Transaction with Certain Beneficial Owners and Directors

As part of the Recapitalization Transaction in March 2011, we raised approximately $421,765 in cash from the issuance of 384,588 shares of common stock in a private placement to investors. Among the investors were: Joseph P. Mullaney, who was appointed as our President and Chief Executive Officer and elected as a member of our board of directors upon consummation of the Recapitalization Transaction; Robert B. Anthonyson, who was appointed as our Vice President of Business Development and elected as a member of our board of directors upon consummation of the Recapitalization Transaction; J. Phillip Cooper, who was elected as a member of our board of directors upon consummation of the Recapitalization Transaction; and Chandra Singh, who owned approximately 10.9% of our outstanding common stock prior to the Recapitalization Transaction and 12.8% after consummation of the transaction.

In connection with the private placement, we also entered into the Registration Rights Agreement with the Selling Shareholders, pursuant to which we agreed to file with the SEC a registration statement to cover the resale of the 384,588 shares of common stock issued in the private placement, within 90 calendar days after the closing of the private placement. We agreed to use our reasonable best efforts to have the registration statement declared effective as promptly as reasonable possible. We also agreed to use our reasonable best efforts to keep the registration statement continuously effective until the earlier of (i) such time as all of the shares have been sold by the Selling Shareholders and (ii) the date that all the shares may be sold immediately without registration under the Securities Act and without restrictions under Rule 144 of the Securities Act. This registration document was deemed effective on December 28, 2011.

The Registration Rights Agreement also grants piggyback registration rights to the Selling Shareholders if we propose to register any of our equity securities under the Securities Act (other than on a registration statement on Form S-8 or S-4), whether for our own account or for the account of another person.

In March 2011, the Company paid a fee of $80,000 to Monadnock Advisors, LLC for advisory services provided in connection with identifying and closing on the Credit Facility with One Conant Capital in connection with the Recapitalization Transaction. Hank Nelson, a member of our board of directors, is the founder and principal of Monadnock Advisors, LLC.

We agreed in the Registration Rights Agreement to pay for all expenses, including the reasonable legal expenses of one counsel to the Selling Shareholders (not to exceed $25,000), relating to the registration of any shares thereunder.

Transactions with Joseph P. Mullaney

Mr. Mullaney originally joined the Company in 1990 as our Assistant Controller.  Mr. Mullaney held numerous positions within the Company before departing in December 2006, including serving as our President and Chief Executive Officer from June 2001 until his departure in December 2006. Mr. Mullaney rejoined the Company as our President and Chief Executive in connection with the consummation of the Recapitalization Transaction in March 2011.

In May 1998, while serving as the Company’s Chief Financial Officer, Mr. Mullaney was extended a non-interest bearing note in the amount of $134,000 as an inducement to exercise his vested options prior to their expiration date. This note currently remains outstanding and is not required to be repaid by Mr. Mullaney unless and until Mr. Mullaney sells any of the 3,635 shares he currently owns related to that exercise.

From February 2008 to October 2008, Mr. Mullaney was engaged by Greenleaf to perform various consulting services, related to the Company, at a monthly rate of $10,000. Under this arrangement, Mr. Mullaney was paid a total of $90,000 by Greenleaf.

In September 2009, Mr. Mullaney was hired by Greenleaf to assist Greenleaf in its effort to sell its debt and equity position in the Company to potential buyers, several of which were ultimately identified by Mr. Mullaney. Mr. Mullaney had identified three potential groups that had expressed interest in pursuing a transaction.  Greenleaf agreed to pay Mr. Mullaney a fee of either 3% or 5% of the value received by Greenleaf upon completion of a transaction with one of the three identified buyers if a transaction was completed. The percentage to be paid was to be based upon the level of involvement Mr. Mullaney had in closing the transaction, with the potential for such fees to be payable upon the completion of a transaction with a party other than those identified in the Advisory Agreement (which did not identify the investors in the eventual Recapitalization Transaction). Greenleaf was to be responsible for leading the negotiations and the due diligence with Mr. Mullaney providing support as reasonably requested by them.  In recognition of the Recapitalization Transaction, on July 25, 2011, Mr. Mullaney was paid $250,000 by Greenleaf in full and final satisfaction for his services provided under the advisory agreement. The $250,000 was remitted directly to One Conant Capital as partial collateral under the Company’s debt facilities.

For the four week period ended March 11, 2011, the Company paid Mr. Mullaney $5,000 per week as a consultant to assist the Company’s management team in completing numerous tasks leading up to the Recapitalization Transaction, including transition planning.

In connection with the Recapitalization Transaction, Mr. Mullaney personally guaranteed the Company’s performance under the $3.2 million Credit Facility with the Lender and assigned certain personal assets as collateral.

Transactions with Frederick A. Lake

Frederick A. Lake, a partner at the Michigan law firm of Lake, Waldorf & Schau, PLC, served on our board of directors from 2000 until March 11, 2011, at which time he resigned in connection with the consummation of the Recapitalization Transaction. Between August 2010 and February 2011, the Company paid Mr. Lake approximately $74,000 for professional services rendered in connection with his evaluation of various alternatives for resolving the Greenleaf debt default.

Transaction with Act3 Technologies, LLC

On November 1, 2011 the Company entered into an agreement with Act3 Technologies, LLC (“Act3”) pursuant to which it obtained the exclusive right to develop, commercialize and monetize certain intellectual property owned by Act3 relating to internet marketing software (the “Act3 IP”). The Company obtained these rights solely in exchange for its agreement to certain sharing of the proceeds that may be derived with Act3 if the Company is successful in commercializing the Act3 IP, provided that the Company first recover any development costs it may have incurred up to specified levels. The agreement does not obligate the Company to undertake any level of effort or expenditure in this regard and the decision whether to seek to commercialize the Act3 IP is solely in the Company’s discretion. The Company also has a right of first refusal to purchase Act3 through December 31, 2050. Joseph Mullaney, Robert Anthonyson and J. Phillip Cooper, each a member of our board of directors, own approximately 10%, 10%, and 3%, respectively, of the equity interests in Act3.

SECTION 7

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

McGladrey LLP serves as our independent public accountant.

General Information

The Board of Directors recommends that the shareholders ratify the appointment of McGladrey LLP, as the independent registered public accounting firm for SofTech, Inc. for the year ending May 31, 2013.  McGladrey LLP provided services in connection with the audit of our financial statements for the year ended May 31, 2012, assistance with our Annual Report on Form 10-K filed with the Securities and Exchange Commission, and consultation on matters relating to accounting and financial reporting.

The Board of Directors is submitting the appointment of McGladrey LLP to our shareholders for ratification as a matter of good corporate governance. Even if the selection of McGladrey LLP is ratified, the Audit Committee may change the appointment at any time during the year if it determines that a change would be in the best interest of SofTech and its shareholders. The Audit Committee will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm next year, but is not bound by the shareholders’ vote.

A representative of McGladrey LLP is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm, Audit Fees

The aggregate fees billed by McGladrey LLP for each of the last two fiscal years for professional services rendered to the Company are as follows:

	Audit Fees (Includes Form 10-Q Reviews & Consents)	Audit- Related Fees	Tax Fees	All Other Fees
Fiscal year ended May 31, 2012	$56,213	$10,300	$5,900	$—
Fiscal year ended May 31, 2011	$53,982	$—	$63,340	$—

The Company's Board of Directors is responsible for the appointment, compensation, retention and oversight of the work of the registered public accounting firm (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Board pre-approves all permissible non-audit services and all audit, review or attest engagements required under the securities laws (including the fees and terms thereof) to be performed for the Company by its registered public accounting firm, provided, however, that de-minimus non-audit services may instead be approved in accordance with applicable SEC rules. The Company's Board of Directors approved approximately 100% of the services described in the table above.

Votes Required to Ratify Accountants; Board Recommendation

Ratification of McGladrey LLP’s appointment requires the affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting and entitled to vote. If the stockholders do not ratify the selection of the Company's independent public accountants, the Board of Directors may reconsider its selection.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFYING THE APPOINTMENT OF MCGLADREY LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

SECTION 8

OTHER MATTERS

8.1 Shareholder Proposals

Deadline for Submission of Shareholder Proposals and Recommendations for Director

Under the federal securities laws, the deadline for submitting shareholder proposals for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2013 Annual Meeting of Shareholders is July 11, 2013. Proposals must be submitted to the Secretary of the Company at its offices, 59 Lowes Way Ste 401, Lowell, Massachusetts 01851.

If a shareholder of the Company wishes to present a proposal before the 2013 Annual Meeting of Shareholders or wishes to nominate a candidate for election to the Company’s Board of Directors, such shareholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice not less than 60 days nor more than 90 days prior to the 2013 Annual Meeting of Shareholders; provided that, in the event that less than 70 days’ notice or prior public disclosure of the date of the 2013 Annual Meeting of Shareholders is given or made, notice by the shareholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a shareholder gives notice of such a proposal or nomination after the applicable deadline, the shareholder will not be permitted to present the proposal or nomination to the shareholders for a vote at the meeting.

The notice should set forth: (a) for each nominee (i) information as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, and (ii) written consent of the nominee to be named in the proxy statement and to serve as director if so elected; (b) a brief description of any proposed business including (i) the text of such proposal and any accompanying resolutions, (ii) the reasons for conducting such business at the meeting, (iii) any material interest held by the proposing shareholder or any beneficial owner on whose behalf the proposal is made; and (c) proposing stockholder and/or beneficial owner information including, (i) name and address, (ii) the class and number of shares of capital stock held, (iii) a representation that they are the holder of record, are entitled to vote, and intend to appear in person or by proxy and propose such business or nomination, and (iv) a representation of intention to either deliver proxy statements to holders of the necessary percentage of shares or to solicit proxies in support of the proposal. The shareholder can alternatively satisfy the notice requirement by submitting proposals in compliance with SEC requirements and inclusion of such proposal within a proxy statement prepared by us.

8.2 Expenses Of Solicitation

All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, certain of our Directors, officers and regular employees, without additional remuneration, may solicit proxies in person or by telephone or telegraph. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

8.3 Incorporation By Reference

To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing made by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the proxy statement entitled “Report of the Board of Directors on Executive Compensation,” “Report of the Board of Directors on Audit Related Matters” shall not be deemed to be so incorporated, unless specifically provided in any such filing.

SECTION 9

FINANCIAL MATTERS AND ANNUAL REPORT ON FORM 10-K

WE WILL PROVIDE EACH BENEFICIAL OWNER OF OUR SECURITIES WITH A COPY OF OUR ANNUAL REPORT ON FORM 10-K INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR OUR MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE SENT TO: AMY MCGUIRE, CFO, SOFTECH, INC., 59 LOWES WAY, SUITE 401, LOWELL, MASSACHUSETTS 01851. ALTERNATIVELY, A BENEFICIAL OWNER MAY ACCESS THE COMPANY’S ANNUAL REPORT ON FORM 10-K ON THE COMPANY’S INTERNET WEBSITE AT: http://www.softech.com/annualmeeting.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 19, 2012:

The Proxy Statement and the SofTech Annual Report for the fiscal year ended May 31, 2012 are available at www.softech.com/annualmeeting.

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE

ENVELOPE PROVIDED AS SOON AS POSSIBLE

SOFTECH, INC.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of SofTech, Inc., a Massachusetts corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated November 8, 2012. The undersigned hereby appoints Joseph P. Mullaney, President, and Amy E. McGuire, CFO, as attorneys and proxies with full power of substitution  to represent the undersigned at the Annual Meeting of stockholders of the Company to be held at 59 Lowes Way, Suite 401, Lowell, Massachusetts 01851, on December 19, 2012 at 10:00 a.m., local time, and at any adjournment or postponement thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- or -

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

Please detach along perforated line and mail in the envelope provided. Please mark your votes as in this example:     X  .

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

TO WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEE, PLEASE CHECK THE BOX “WITHHOLD.”

PROPOSALS

1.	To elect one (1) Class III Director to serve until the annual meeting of stockholders in 2015 and until his successor is elected and qualified:
		For	Withhold
	Robert B. Anthonyson	.	.

		For	Against	Abstain
2.	To ratify the appointment of McGladrey LLP, as our independent public accountants for the fiscal year ending May 31, 2013.	.	.	.

THIS PROXY IS REVOCABLE. WHEN PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, UNLESS REVOKED IN COMPLIANCE WITH THE PROCEDURE DESCRIBED IN THE PROXY STATEMENT RELATING TO THE ANNUAL MEETING. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE NOMINEE IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

[Continued on Reverse]

Those signing as an executor, administrator, trustee, guardian, or attorney must indicate so. Attorneys must submit powers of attorney. Please sign name(s) exactly as they appear on the books of the Corporation. For joint accounts, each joint owner must sign. If the signer is a corporation or partnership the corporation's or partnership's signature must be by a duly-authorized officer of the corporation or partner of the partnership.

Signature(s) of Shareholder(s)	Printed name(s) of Shareholder(s)	Date

(if held jointly)

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE, OR RETURN IT TO SOFTECH, INC., 59 LOWES WAY, SUITE 401, LOWELL, MASSACHUSETTS 01851. THIS GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING OR SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ABOVE.